SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) February 24,
                              1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                                   0-10822
                           25-1229323
        (State of other jurisdiction         (Commission File
Number)               (IRS Employer
                        of incorporation)
                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Bioconrol Technology, Inc. has submitted a PMA Shell to US FDA for its Diasensor 1000 Noninvasive Blood Glucose Monitor. This outline of modules is necessary to complete a Premarket Approval Application, the first step in submission of Modular PMA.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                         Fred E. Cooper, CEO

DATED:  February 24, 1999



                                     BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                       Media
Diane McQuaide                                  Susan Taylor
1.412.429.0673  phone                           1.412.429.0673 phone
1.412.279.9690  fax                             1.412.279.5041 fax



               BIOCONTROL SUBMITS PMA SHELL TO FDA

     Pittsburgh, PA - February 24, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that it has submitted a PMA Shell to the US Food and Drug Administration (FDA) for its Diasensor 1000 Noninvasive Blood Glucose Monitor. The PMA Shell is an outline of those sections or modules that will be necessary to complete a Premarket Approval Application (PMA) and is the first step in the company's planned submission of a Modular PMA for approval to market the Diasensor 1000 in the United States. Once the PMA shell is approved by the FDA, the company will submit the first module of the Application for the Diasensor, which is already approved for the European market.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Subsidiary Diasensor.com, Inc., also located in Pittsburgh, PA, markets the Diasensor. Diasensor.com owns the patent, marketing and distribution  rights  to  the sensor  while  Biocontrol  has  the
exclusive   rights   to   the  research   and   development   and
manufacturing of the sensor.

WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204